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                                                                    EXHIBIT 23.1
                                                                    ------------


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements Nos. 33-42214, 33-98160, 333-80857 and 333-80843 on form S-8 and No. 333-10665 on
Form S-3 of AXCESS, Inc. of our report dated February 9, 2001, with respect to the consolidated financial statements of AXCESS, Inc. included in this Annual Report (Form 10-KSB) for the year ended December 31, 2000.


                                        /s/ Ernst & Young LLP


Dallas, Texas
March 30, 2001